Destron Fearing Corporation                                         Exhibit 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountatns, we hereby consent to the incorporation of our report incorporated by reference in this Form 10-ksb into the Company's previously filed Registration Statement Statements File Nos. 33-88574, 33-94520 and 333-02080.

Minneapolis, Minnesota
     December 30, 1996